Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,408,225.04
Previously Paid Amount	0.00
Total Fee Amount	981.10
Total Offset Amount	0.00
Net Fee	$ 981.10